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                                SEMIANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)


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                                                                     New England
                                                       Growth Opportunities Fund

------------------
June 30, 1997
------------------

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                                                                     AUGUST 1997
--------------------------------------------------------------------------------


DEAR NEW ENGLAND FUNDS SHAREHOLDER,

[Photo of Henry L.P. Schmelzer]

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.

Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,

Henry L.P. Schmelzer, President

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                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
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                                      AWARD-WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

[DALBAR graphic omitted]

For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet.


                                        INVESTMENT RESULTS THROUGH JUNE 30, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
    The charts comparing your fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                  See next page [symbol - hand pointing right]

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since 6/30/87, compared to the S&P 500 Index. The data points from the graph are as follows:]

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                 COMPARED TO STANDARD & POOR'S 500(R) INDEX(4)

              Net Asset              With Maximum               S&P 500
               Value(1)             Sales Charge(2)             Index(4)

6/30/87        $10,000                  $ 9,425                  $10,000
6/88           $ 9,141                  $ 8,615                  $ 9,310
6/89           $10,628                  $10,017                  $11,220
6/90           $12,156                  $11,457                  $13,061
6/91           $13,066                  $12,315                  $14,026
6/92           $14,964                  $14,104                  $15,915
6/93           $16,839                  $15,871                  $18,076
6/94           $16,935                  $15,962                  $18,396
6/95           $20,929                  $19,725                  $23,178
6/96           $24,786                  $23,361                  $29,188
6/97           $33,402                  $31,481                  $39,295

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURNS 6/30/97
--------------------------------------------------------------------------------

 CLASS A (Inception 5/6/31)     YTD         1 YEAR       5 YEARS      10 YEARS
 Net Asset Value1              19.44%       34.76%        17.42%       12.82%
 With Max. Sales Charge2       12.54        26.99         16.03        12.15
 Standard & Poor's 500 Index4  20.59        34.63         19.73        14.60
 Lipper Growth & Income Avg.5  15.52        28.09         17.26        12.67

--------------------------------------------------------------------------------
                                                                       SINCE
 CLASS B (Inception 9/13/93)    YTD         1 YEAR       3 YEARS     INCEPTION
 Net Asset Value1              18.96%       33.78%        24.64%       18.08%
 With CDSC3                    13.96        28.78         24.00        17.58
 Standard & Poor's 500 Index4  20.59        34.63         28.79        21.75
 Lipper Growth & Income Avg.5  15.52        28.09         23.54        18.09

--------------------------------------------------------------------------------
  CLASS C (Inception 5/1/95)  YTD         1 YEAR    SINCE INCEPTION
 Net Asset Value1              19.13%       33.88%        26.46%
 Standard & Poor's 500 Index4  20.59        34.63         31.37
 Lipper Growth & Income Avg.5  15.52        28.09         25.46

--------------------------------------------------------------------------------
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

Notes to Charts

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

4 Standard & Poor's Composite Index of 500 stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

5 Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

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                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                   REWARDING SHAREHOLDERS FOR MORE THAN 65 YEARS
--------------------------------------------------------------------------------
Through good times and bad, investors have come to depend on New England Growth Opportunities Fund. This Fund is designed to pursue long-term growth from investments in common stocks similar to those in the S&P 500 Index4. Its focus on large, well-established companies has produced a long history of solid performance. Please see pages 2 and 3 for the Fund's most recent results.

--------------------------------------------------------------------------------
                   GROWTH OPPORTUNITIES FUND -- CLASS A SHARES
--------------------------------------------------------------------------------

                     A $10,000 INITIAL INVESTMENT COMPARED
                      TO THE STANDARD & POOR'S 500 INDEX4
                 MAY 6, 1931 - JUNE 30, 1997 CUMULATIVE RETURN


          Your Fund                $39,644,358
          S&P 500 Index4           $10,777,817


This information represents past performance only and cannot predict future returns. Investment return and principal value will vary and may result in a gain or loss on sale. Results are depicted at NAV with reinvestment of all dividends and capital gains distributions for the period through 6/30/97. Generally, this was a period of rising stock prices. Five subadvisers have managed the Fund, with changes occurring in 1968, 1983, 1988 and 1995.


--------------------------------------------------------------------------------
NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Q. Please comment on the performance of New England Growth Opportunities Fund in the context of the market environment.

[Photo of Gerald Scriver]

Gerald Scriver
Westpeak Investment
Advisors, L.P.

New England Growth Opportunities Fund generated a total return of 19.44% (Class A shares at net asset value) in the six months ended June 30, 1997. The Fund's performance falls just below that of its benchmark, the Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)), which posted a 20.59% return.

We're pleased to report that Lipper Analytical Services, an independent mutual fund tracking service, ranked New England Growth Opportunities Fund (Class A shares at net asset value) #45 of 544 peers for the year ending June 30, 1997, placing it in the top 9% of its peer group. Longer term, the Fund ranked 112th out of 215 for five-year performance and 58th of 126 for 10-year performance through June 30, 1997. Past performance is no guarantee of future return.

One of our goals is to adjust the portfolio in favor of growth stocks when it seems appropriate to do so, and to favor value stocks when the market seems poised to shift toward them. The Fund's strong first-half return came in large part from our decision to tilt the portfolio away from so-called high momentum stocks and toward companies with attractive value credentials. This positioning of the Fund's portfolio -- more exposure to value investments and less to growth -- began to take shape a year ago, and some modification remains underway.

Q. What were the key strategic and portfolio changes during this period?

At the start of the period we felt that the economy would stay strong, based on upward trends in consumer confidence and several other key indicators. In fact, first quarter growth widely exceeded expectations as consumers, buoyed by vigorous employment prospects, continued to spend.

Interestingly, most stocks have not participated in this year's dramatic gains. According to our analysis, sharp price rises in a small number of very large company stocks -- no more than 20 -- account for the bulk of the increases in the widely publicized market averages. During the early part of the year, the Fund was slightly underweighted in these stocks compared to the S&P 500, favoring larger company stocks with value characteristics.

Among our more successful holdings during the last six months were "baby Bells" Ameritech and Bell Atlantic, computer manufacturers IBM and Compaq, and various other companies, such as BankAmerica, Royal Dutch and Unilever.*

The Fund's underweighting in growth stocks helped the portfolio in the first quarter. By the second quarter, we began to view them more favorably, and increased participation in that sector. To help manage price risk, we focused on variables such as return-on-equity, future earnings prospects, short and long-term profit history and trends in Wall Street's earnings estimates for each company.

Q. What is your market outlook and what does it imply for the Fund?

During the second quarter, the pace of economic growth slowed, but remained above the levels of recent years, a trend we believe will continue. We have begun to detect signs of wage inflation, an economic component that the Federal Reserve watches closely. If that trend continues, a second hike in short-term interest rates could follow.

We believe the market will slow during the second half of the year. If the Fed aggressively raises interest rates, stock prices would be likely to fall. If the economy slows in the near term, the likelihood of rate increases will diminish.

We plan to pursue growth opportunities where they are available at reasonable prices. Any decline in stock prices will create more attractive buying opportunities; in this case, we will become more aggressive in our pursuit of long-term growth for 1998 and beyond.

*Portfolio holdings are subject to change.

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                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                       TOP FIVE PORTFOLIO HOLDINGS 6/30/97
--------------------------------------------------------------------------------
                                                         PERCENTAGE
        COMPANY                                        OF NET ASSETS
--------------------------------------------------------------------------------
1.   JOHNSON & JOHNSON                                     3.0%
     Health care products manufacturer

2.   ROYAL DUTCH PETROLEUM CO.                             2.5%
     Fuel manufacturer

3.   UNILEVER NV, 144A                                     2.5%
     International producer of food and
       cleanliness products

4.   BANKAMERICA CORP.                                     2.5%
     Large financial services company

5.   AMERITECH CORP.                                       2.4%
     Regional telephone company
--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investmentas as of June 30, 1997
(unaudited)


COMMON STOCKS--98.7% OF TOTAL NET ASSETS

SHARES         DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------
         AEROSPACE--2.5%
 27,000  Boeing Co. (c)  ..................................         $ 1,432,688
 62,400  United Technologies Corp.  .......................           5,179,200
                                                                    -----------
                                                                      6,611,888
                                                                    -----------
         AIRLINES--2.9%
 55,100  AMR Corp. (c)  ...................................           5,096,750
 35,700  UAL Corp. (c)  ...................................           2,554,781
                                                                    -----------
                                                                      7,651,531
                                                                    -----------
         AUTOMOTIVE & RELATED--1.7%
 71,900  Chrysler Corp.  ..................................           2,359,219
 40,300  General Motors Corp.  ............................           2,244,206
                                                                    -----------
                                                                      4,603,425
                                                                    -----------
         BANKS--6.9%
102,400  BankAmerica Corp.  ...............................           6,611,200
 45,100  NationsBank Corp.  ...............................           2,908,950
120,700  Popular, Inc.  ...................................           4,873,262
 37,800  Republic New York Corp.  .........................           4,063,500
                                                                    -----------
                                                                     18,456,912
                                                                    -----------
         BUSINESS SERVICES--5.4%
203,850  Comdisco, Inc.  ..................................           5,300,100
 68,700  Manpower, Inc.  ..................................           3,057,150
 68,000  Omnicom Group  ...................................           4,190,500
 62,100  Pittston Brinks Group  ...........................           1,863,000
                                                                    -----------
                                                                     14,410,750
                                                                    -----------
         CHEMICALS--3.2%
 61,400  Dow Chemical Co.  ................................           5,349,475
 79,000  Lubrizol Corp.  ..................................           3,313,062
                                                                    -----------
                                                                      8,662,537
                                                                    -----------
         COMPUTER SOFTWARE & SERVICES--0.8%
 15,000  Adobe Systems, Inc.  .............................             525,938
 27,000  Compuware Corp. (c)  .............................           1,289,250
  5,800  Keane, Inc. (c)  .................................             301,600
                                                                    -----------
                                                                      2,116,788
                                                                    -----------
         COMPUTERS & BUSINESS EQUIPMENT--2.8%
 15,700  Compaq Computer Corp. (c)  .......................           1,558,225
 38,000  International Business Machines  .................           3,427,125
 42,300  Lexmark International Group, Inc. (c)  ...........           1,284,862
 22,800  Quantum Corp. (c)  ...............................             463,125
 22,800  Seagate Technology (c)  ..........................             802,275
                                                                    -----------
                                                                      7,535,612
                                                                    -----------
         CONSTRUCTION--0.1%
 10,100  Centex Corp.  ....................................             410,313
                                                                    -----------
         CONSUMER DURABLES--0.1%
  9,200  HON Industries, Inc.  ............................             407,100
                                                                    -----------
         DRUGS--8.5%
 46,400  Abbott Laboratories  .............................           3,097,200
 19,300  Amgen, Inc.  .....................................           1,121,813
 99,750  Bergen Brunswig Corp.  ...........................           2,780,531
 39,000  Bristol-Myers Squibb Co. (c)  ....................           3,159,000
 10,000  McKesson Corp.  ..................................             775,000
 22,900  Merck & Co.  .....................................           2,370,150
 20,600  Pfizer, Inc.  ....................................           2,461,700
 41,100  Rhone Poulenc Rorer, Inc.  .......................           3,734,962
 63,800  Schering-Plough Corp.  ...........................           3,054,425
  1,600  Warner-Lambert Co.  ..............................             198,800
                                                                    -----------
                                                                     22,753,581
                                                                    -----------
         ELECTRIC UTILITIES--1.4%
 25,100  Entergy Corp.  ...................................             687,113
106,600  Pinnacle West Capital Corp.  .....................           3,204,662
                                                                    -----------
                                                                      3,891,775
                                                                    -----------
         ELECTRONICS--4.3%
 10,800  Cooper Industries, Inc.  .........................             537,300
 12,700  Honeywell, Inc.  .................................             963,613
 16,100  Intel Corp.  .....................................           2,283,181
135,925  Molex, Inc.  .....................................           4,961,262
 13,100  Motorola, Inc.  ..................................             995,600
 16,900  SCI Systems, Inc. (c)  ...........................           1,077,375
 11,900  Tektronix, Inc.  .................................             714,000
                                                                    -----------
                                                                     11,532,331
                                                                    -----------
         FINANCE--2.7%
 67,436  Bear Stearns Companies, Inc.  ....................           2,305,468
  9,400  Donaldson, Lufkin & Jenrette, Inc.  ..............             561,650
 58,500  Lehman Brothers Holdings, Inc.  ..................           2,369,250
 11,600  Merrill Lynch & Company, Inc.  ...................             691,650
 22,900  Salomon, Inc.  ...................................           1,273,813
                                                                    -----------
                                                                      7,201,831
                                                                    -----------

         FOOD & BEVERAGES--6.4%
102,400  Archer-Daniels-Midland Co.  ......................           2,406,400
 17,600  H. J. Heinz Co.  .................................             811,800
 94,000  IBP, Inc.  .......................................           2,185,500
 66,800  Quaker Oats Co.  .................................           2,997,650
 21,800  Sara Lee Corp.  ..................................             907,425
 60,650  Tyson Foods, Inc.  ...............................           1,159,931
 30,400  Unilever NV, 144A (d)  ...........................           6,627,200
                                                                    -----------
                                                                     17,095,906
                                                                    -----------
         GAS & PIPELINE UTILITIES--0.5%
  4,500  IPL Energy, Inc  .................................             149,062
 28,500  National Fuel Gas Co.  ...........................           1,195,219
                                                                    -----------
                                                                      1,344,281
                                                                    -----------
         HEALTH CARE--7.9%
282,300  Beverly Enterprises, Inc. (c)  ...................           4,587,375
  8,300  Columbia/HCA Healthcare Corp. (c)  ...............             326,294
125,300  Johnson & Johnson  ...............................           8,066,187
177,755  Tenet Healthcare Corp. (c)  ......................           5,254,882
 66,400  Wellpoint Health Networks, Inc. (c)  .............           3,046,100
                                                                    -----------
                                                                     21,280,838
                                                                    -----------
         INSURANCE--5.6%
 31,100  Allstate Corp.  ..................................           2,270,300
  6,800  AMBAC, Inc.  .....................................             519,350
 31,600  CIGNA Corp.  .....................................           5,609,000
 52,000  Everest Reinsurance Holdings, Inc. (c)  ..........           2,060,500
 46,500  Loews Corp.  .....................................           4,655,812
                                                                    -----------
                                                                     15,114,962
                                                                    -----------
         INTERNATIONAL OIL--2.3%
  4,700  Chevron Corp.  ...................................             347,506
 96,100  Exxon Corp. (c)  .................................           5,910,150
                                                                    -----------
                                                                      6,257,656
                                                                    -----------
         LIFE INSURANCE--0.5%
 13,900  American National Insurance Co.  .................           1,240,575
                                                                    -----------
         LIQUOR--0.6%
 40,400  Fortune Brands, Inc.  ............................           1,507,425
                                                                    -----------
         MEDIA & ENTERTAINMENT--1.5%
 28,100  Clear Channel Communications (c)  ................           1,728,150
 66,800  King World Productions, Inc. (c)  ................           2,338,000
                                                                    -----------
                                                                      4,066,150
                                                                    -----------
         METAL--1.2%
 35,300  ASARCO, Inc.  ....................................           1,081,062
 26,100  Phelps Dodge Corp.  ..............................           2,223,394
                                                                    -----------
                                                                      3,304,456
                                                                    -----------
         MORTGAGE--0.5%
 28,900  Federal National Mortgage Association  ...........           1,260,763
                                                                    -----------
         OIL--2.5%
122,000  Royal Dutch Petroleum Co.  .......................           6,633,750
                                                                    -----------
         OIL SERVICES--0.7%
 10,600  Noble Drilling (c)  ..............................             239,163
  4,700  Smith International, Inc. (c)  ...................             285,525
 68,700  Union Texas Petroleum Holdings, Inc.  ............           1,438,406
                                                                    -----------
                                                                      1,963,094
                                                                    -----------
         PAPER & FOREST PRODUCTS--0.3%
 19,000  Rayonier, Inc.  ..................................             799,188
                                                                    -----------
         PRODUCER OF GOODS--8.7%
 58,500  Caterpillar, Inc.  ...............................           6,281,437
 81,300  Cummins Engine, Inc.  ............................           5,736,731
  5,100  Harnischfeger Industries, Inc.  ..................             211,650
 12,600  Harsco Corp.  ....................................             510,300
 44,200  Illinois Tool Works, Inc.  .......................           2,207,238
 95,300  Ingersoll-Rand Co.  ..............................           5,884,775
  8,700  Lucent Technologies, Inc. (c)  ...................             626,944
 50,000  Timken Co.  ......................................           1,778,125
                                                                    -----------
                                                                     23,237,200
                                                                    -----------
         PUBLISHING--0.9%
 17,600  Central Newspapers, Inc.  ........................           1,260,600
 59,000  Moore Corporation,  Ltd.  ........................           1,161,563
                                                                    -----------
                                                                      2,422,163
                                                                    -----------
         RAILROADS & EQUIPMENT--0.4%
 16,000  Kansas City Southern Industries, Inc.  ...........           1,032,000
                                                                    -----------
         RETAIL--2.4%
 37,700  Dayton Hudson Corp.  .............................           2,005,169
 82,200  Sears, Roebuck and Co.  ..........................           4,418,250
                                                                    -----------
                                                                      6,423,419
                                                                    -----------
         RETAIL - FOOD & DRUG--1.2%
 64,500  American Stores Co.  .............................           3,184,688
                                                                    -----------
         SOAPS--0.7%
 36,700  Ecolab, Inc.  ....................................           1,752,425
                                                                    -----------
         STEEL--1.7%
128,400  USX-U.S. Steel Group  ............................           4,502,025
                                                                    -----------
         TELECOMMUNICATION--8.0%
 93,000  Ameritech Corp.  .................................           6,318,187
123,800  AT&T Corp.  ......................................           4,340,737
 83,100  Bell Atlantic Corp.  .............................           6,305,212
 16,700  BellSouth Corp.  .................................             774,463
 42,100  MCI Communications Corp.  ........................           1,611,641
 14,200  Sprint Corp.  ....................................             747,275
 34,900  U.S. West Media Group (c)  .......................           1,315,294
                                                                    -----------
                                                                     21,412,809
                                                                    -----------
         TOBACCO--0.9%
  4,500  Philip Morris Companies, Inc.  ...................             199,688
 69,200  RJR Nabisco Holdings Corp. (c)  ..................           2,283,600
                                                                    -----------
                                                                      2,483,288
                                                                    -----------
         Total Common Stocks (Identified Cost $212,142,629)         264,565,435
                                                                    -----------

SHORT TERM INVESTMENTS--1.1%

  FACE
 AMOUNT
---------------------------------------------------------------------------------------

$2,919,000 Repurchase agreement with State Street Bank & Trust Co.
             dated 6/30/97 at 5.00% to be repurchased at $2,919,405
             on 7/1/97 collateralized by $2,825,000 U.S. Treasury
             Bond 7.25% due 5/15/16 with a value of $2,982,581.  ...          2,919,000
                                                                          -------------
           Total Short Term Investments
             (Identified Cost $2,919,000) ..........................          2,919,000
                                                                          -------------
           Total Investments--99.8% (Identified
             Cost $215,061,629) (b) ................................        267,484,435
           Other assets less liabilities  ..........................            514,195
                                                                          -------------
           Total Net Assets--100% ..................................      $ 267,998,630
                                                                          =============
(a)See Note 1a.
(b)Federal Tax Information:
     At June 30, 1997 the net unrealized appreciation on
       investments based on cost of $215,061,629 for federal
       income tax purposes was as follows:

       Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost .............................................      $  53,930,488

       Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value ...........................................         (1,507,682)
                                                                             -----------
       Net unrealized appreciation .................................        $52,422,806
                                                                            ===========

(c)Non-income producing security.

(d)Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

ASSETS
  Investments at value .......................................                         $267,484,435
  Cash .......................................................                                   40
  Receivable for:
    Fund shares sold .........................................                              571,689
    Securities sold ..........................................                               19,949
    Dividends and interest ...................................                              384,694
  Prepaid registration expense ...............................                               14,000
                                                                                       ------------
                                                                                        268,474,807
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $213,589
    Withholding taxes ........................................         2,107
    Dividends declared .......................................        22,364

  Accrued expenses:
    Management fees ..........................................       128,485
    Deferred trustees' fees ..................................         7,124
    Accounting and administrative ............................         3,376
    Other expenses ...........................................        99,132
                                                                    --------
                                                                                            476,177
                                                                                       ------------
NET ASSETS ...................................................                         $267,998,630
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $185,052,552
    Undistributed net investment income ......................                              116,267
    Accumulated net realized gains ...........................                           30,407,005
    Unrealized appreciation on investments ...................                           52,422,806
                                                                                       ------------
NET ASSETS ...................................................                         $267,998,630
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($199,491,612 divided by 12,089,922 shares of  beneficial
  interest) ..................................................                               $16.50
                                                                                             ======
Offering price per share (100/94.25 of $16.50) ...............                               $17.51*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($62,971,752 divided by 3,818,125 shares of  beneficial
  interest) ..................................................                               $16.49**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($5,535,266 divided by 335,575 shares of  beneficial
  interest) ..................................................                               $16.49
                                                                                             ======
Identified cost of investments ...............................                         $215,061,629
                                                                                       ============

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME
  Dividends ......................................               $ 2,527,827(a)
  Interest .......................................                   105,795
                                                                 -----------
                                                                   2,633,622
  Expenses

    Management fees ..............................     $812,677
    Service fees - Class A .......................      222,449
    Service and distribution fees - Class B ......      262,806
    Service and distribution fees - Class C ......       21,384
    Trustees' fees and expenses ..................       10,844
    Accounting and administrative ................       24,254
    Custodian ....................................       48,255
    Transfer agent ...............................      244,801
    Audit and tax services .......................       12,750
    Legal ........................................        9,956
    Printing .....................................       26,473
    Registration .................................       35,609
    Miscellaneous ................................        5,440
                                                       --------
  Total expenses .................................                 1,737,698
                                                                 -----------
  Net investment income ..........................                   895,924
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .............                21,368,332
  Unrealized appreciation on Investments - net ...                20,375,982
                                                                 -----------
  Net gain on investment transactions ............                41,744,314
                                                                 -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......               $42,640,238
                                                                 ===========

(a) Net of foreign taxes of: $27,245

                   See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                                               YEAR ENDED               ENDED
                                                              DECEMBER 31,             JUNE 30,
                                                                  1996                   1997
                                                            ----------------       ----------------
FROM OPERATIONS
  Net investment income ..................................      $  1,534,989           $    895,924
  Net realized gain on investments .......................        42,996,716             21,368,332
  Unrealized appreciation (depreciation) on investments ..       (12,326,308)            20,375,982
                                                                ------------           ------------
  Increase in net assets from operations .................        32,205,397             42,640,238
                                                                ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
  Class A ................................................        (1,516,167)              (746,890)
  Class B ................................................          (104,841)               (32,568)
  Class C ................................................            (7,388)                (2,683)
  Net realized gain on investments
  Class A ................................................       (27,979,217)                     0
  Class B ................................................        (7,295,607)                     0
  Class C ................................................          (769,349)                     0
                                                                ------------           ------------
                                                                 (37,672,569)              (782,141)
                                                                ------------           ------------
  Increase in net assets derived from capital share
    transactions .........................................        38,773,337              8,408,641
                                                                ------------           ------------
  Total increase in net assets ...........................        33,306,165             50,266,738
                                                                ------------           ------------
NET ASSETS
  Beginning of the period ................................       184,425,727            217,731,892
                                                                ------------           ------------
  End of the period ......................................      $217,731,892           $267,998,630
                                                                ============           ============

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ................................      $     95,891           $      2,484
                                                                ------------           ------------
  End of the period ......................................      $      2,484           $    116,267
                                                                ============           ============

                   See accompanying notes to financial statements.

(unaudited)

-------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
                                                               CLASS A
                                      -----------------------------------------------------------------
                                                                                             SIX MONTHS
                                                          YEAR ENDED DECEMBER 31,              ENDED
                                      -----------------------------------------------------   JUNE 30,
                                        1992       1993       1994        1995       1996       1997
                                       ------     ------     ------      ------     ------   ----------
Net Asset Value, Beginning
  of Year ........................    $ 11.79   $  12.20   $  12.67    $  12.41   $  14.39    $  13.87
                                      -------   --------   --------    --------   --------    --------
Income From Investment Operations
Net Investment Income ............       0.23       0.21       0.22        0.18       0.13        0.07
Net Realized and Unrealized
  Gain (Loss) on Investments .....       0.86       0.75      (0.10)       4.01       2.07        2.62
                                      -------   --------   --------    --------   --------    --------
Total From Investment
  Operations .....................       1.09       0.96       0.12        4.19       2.20        2.69
                                      -------   --------   --------    --------   --------    --------
Less Distributions
Dividends From Net investment
  Income .........................      (0.23)     (0.21)     (0.21)      (0.18)     (0.13)      (0.06)
Distributions in Excess of
  Net Investment Income ..........       0.00      (0.01)      0.00        0.00       0.00        0.00
Distributions From Net
  Realized Capital Gains .........      (0.45)     (0.27)     (0.17)      (2.03)     (2.59)       0.00

                                      -------   --------   --------    --------   --------    --------
Total Distributions ..............      (0.68)     (0.49)     (0.38)      (2.21)     (2.72)      (0.06)
                                      -------   --------   --------    --------   --------    --------
Net Asset Value, End of Year .....    $ 12.20   $  12.67   $  12.41    $  14.39   $  13.87    $  16.50
                                      =======   ========   ========    ========   ========    ========
Total Return (%)(a) ..............       9.3        8.0        1.0        35.1       17.2        19.4
Ratio of Operating Expenses
  to Average Net Assets (%) ......       1.94       1.21       1.28        1.38       1.30        1.30(c)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .....................       1.18       1.70       1.75        1.31       0.92        0.94(c)
Portfolio Turnover Rate (%) ......         10          4          6          69        127          91(c)
Average Commission Rate (b) ......         --         --         --          --   $ 0.0348    $ 0.0319
Net Assets, End of Year (000) ....    $90,945   $109,168   $104,081    $150,693   $166,963    $199,492

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(c) Computed on an annualized basis.
As of January 1, 1993 the Fund discontinued the use of equalization accounting.

                   See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------------
                                                                           CLASS B
                                        -----------------------------------------------------------------------------
                                          SEPTEMBER 20(a)                                                SIX MONTHS
                                              THROUGH                YEAR ENDED DECEMBER 31,                ENDED
                                           DECEMBER 31,       -------------------------------------        JUNE 30,
                                               1993             1994          1995          1996            1997
                                          -------------         ----          ----          ----           ------
Net Asset Value, Beginning of Period ...      $12.95           $12.66        $12.42        $14.40        $13.87
                                              ------            -----         -----         -----         -----
Income From Investment Operations
Net Investment Income ..................        0.06             0.16          0.10          0.03          0.02
Net Realized and Unrealized Gain
  (Loss) on Investments ................        0.01            (0.09)         4.01          2.07          2.61
                                               -----            -----         -----         -----         -----
Total From Investment Operations .......        0.07             0.07          4.11          2.10          2.63
                                               -----            -----         -----         -----         -----
Less Distributions
Dividends From Net Investment Income ...       (0.03)           (0.14)        (0.10)        (0.04)        (0.01)
Distributions in Excess of Net
  Investment Income ....................       (0.06)           (0.00)        (0.00)        (0.00)         0.00
Distributions From Net Realized
  Capital Gains ........................       (0.27)           (0.17)        (2.03)        (2.59)         0.00
                                               -----            -----         -----         -----         -----
Total Distributions ....................       (0.36)           (0.31)        (2.13)        (2.63)        (0.01)
                                               -----            -----         -----         -----         -----
Net Asset Value, End of Period .........      $12.66           $12.42        $14.40        $13.87        $16.49
                                              ======           ======        ======        ======        ======

Total Return (%)(c) ....................         0.6              0.6          34.3          16.3          19.0
Ratio of Net Investment Income to
  Average Net Assets (%) ...............        0.71(d)          1.10          0.56          0.17          0.19(b)
Portfolio Turnover Rate (%) ............           4                6            69           127            91(b)
Average Commission Rate (d) ............          --               --            --       $0.0348       $0.0519
Net Assets, End of Period (000) ........      $1,498           $5,185       $29,026       $46,856       $62,972

(a)Commencement of operations.
(b)Computed on an annualized basis.
(c)A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations. Periods less than one year are not annualized.
(d)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                   See accompanying notes to financial statements.

(unaudited)

------------------------------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------
                                                                           CLASS C
                                                      ------------------------------------------------
                                                        MAY 1(a)            YEAR            SIX MONTHS
                                                        THROUGH            ENDED              ENDED
                                                      DECEMBER 31,      DECEMBER 31,         JUNE 30,
                                                          1995              1996              1997
                                                      ------------      ------------          ----
Net Asset Value, Beginning of Period .............         $13.84            $14.39          $13.85
                                                           ------            ------          ------
Income From Investment Operations
Net Investment Income ............................           0.06              0.04            0.03
Net Realized and Unrealized Gain (Loss) on
  Investments ....................................           2.58              2.05            2.62
                                                           ------            ------          ------
Total From Investment Operations .................           2.64              2.09            2.65
                                                           ------            ------          ------
Less Distributions
Dividends From Net Investment Income .............          (0.06)            (0.04)          (0.01)
Distributions in Excess of Net Investment Income .          (0.00)             0.00            0.00
Distributions From Net Realized Capital Gains ....          (2.03)            (2.59)           0.00
                                                           ------            ------          ------
Total Distributions ..............................          (2.09)            (2.63)          (0.01)
                                                           ------            ------          ------
Net Asset Value, End of Period ...................         $14.39            $13.85          $16.49
                                                           ======            ======          ======
Total Return (%)(c) ..............................          20.2               16.3           19.1
Ratio of Net Investment Income to Average Net
  Assets (%) .....................................           0.56(b)           0.17            0.19(b)
Portfolio Turnover Rate (%) ......................             69               127              91(b)
Average Commission Rate (d) ......................             --           $0.0348         $0.0319
Net Assets, End of Period (000) ..................         $4,707            $3,912          $5,535

(a)Commencement of operations.
(b)Computed on an annualized basis.
(c)Periods less than one year are not annualized.
(d)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                   See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

1. The Fund is a series of New England Funds Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and Class C Shares on May 1, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES   (excluding short-term investments) for
the Fund for the six months ended June 30, 1997 were $114,018,403 and $105,693,660, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Westpeak Investment Advisors, L.P. at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Westpeak Investment Advisors, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Westpeak Investment Advisors, L.P. under the management agreement in effect during the six months ended June 30, 1997 are as follows:

          FEES EARNED
          -----------
          $ 373,706              New England Funds Management, L.P.
          $ 438,971              Westpeak Investment Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Fund's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund,
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997, these expenses amounted to $24,254 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES.   New England Funds is the transfer and shareholder
servicing agent for the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $175,110 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES.   Pursuant to Rule 12b-1 under the 1940 Act,
the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $222,449 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $65,702 and $5,346 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1997, the Fund paid New England Funds $197,104 and $16,038 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1997 amounted to $258,652.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

          Annual Retainer                                  $2,117
          Meeting Fee                                      $114/meeting
          Committee Meeting Fee                            $68/meeting
          Committee Chairman Retainer                      $92/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED                     SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                            --------------------------       ----------------------------
CLASS A                                       SHARES           AMOUNT             SHARES          AMOUNT
-------                                     ----------      ------------        ----------      ----------
Shares sold ...........................      1,731,542       $25,137,040          978,434       $14,587,931

Shares issued in connection with the
  reinvestment of:

Dividends from net investment income ..         87,661         1,231,609           39,664           614,423
Distributions from net realized gain ..      1,854,127        24,119,428                0                 0
                                            ----------       -----------        ---------       -----------
                                             3,673,330        50,488,077        1,018,098        15,202,354
Shares repurchased  ...................     (2,107,684)      (30,109,879)        (962,763)      (14,306,761)
                                            ----------       -----------        ---------       -----------
Net increase ..........................      1,565,646       $20,378,198           55,335       $   895,593
                                            ----------       -----------        ---------       -----------

                                                    YEAR ENDED                     SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                           ----------------------------    ------------------------------
CLASS B                                      SHARES           AMOUNT           SHARES            AMOUNT
-------                                    ----------       ----------       ----------        ----------
Shares sold  ..........................      1,344,894       $19,592,194          647,229      $9,733,538
Shares issued in connection with the
  reinvestment of:
Dividends from net investment income ..          6,654            92,398            1,973          30,758
Distributions from net realized gain ..        526,406         6,846,049                0               0
                                             ---------       -----------         --------      ----------
                                             1,877,954        26,530,641          649,202       9,764,296
Shares repurchased ....................       (516,163)       (7,464,628)        (209,055)     (3,103,748)
                                             ---------       -----------         --------      ----------
Net increase ..........................      1,361,791       $19,066,013          440,147      $6,660,548
                                             ---------       -----------         --------      ----------

                                                    YEAR ENDED                     SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                         --------------------------------  ---------------------------------
CLASS C                                      SHARES           AMOUNT           SHARES            AMOUNT
-------                                  -------------   ---------------   --------------   ---------------
Shares sold ...........................        406,039       $ 5,734,515          345,593       $ 5,135,207
Shares issued in connection with the
  reinvestment of:
Dividends from net investment income ..            724            10,172              166             2,597
Distributions from net realized gain ..         50,246           651,884                0                 0
                                             ---------       -----------         --------       -----------
                                               457,009         6,396,571          345,759         5,137,804
Shares repurchased  ...................       (501,555)       (7,067,445)        (292,703)       (4,285,304)
                                             ---------       -----------         --------       -----------
Net increase (decrease) ...............        (44,546)         (670,874)           53,056           852,500
                                             ---------       -----------         --------       -----------
Net increase from capital shares
  transactions ........................      2,882,891       $38,773,337          548,538       $ 8,408,641
                                             =========       ===========          =======       ===========

                            NEW ENGLAND BALANCED FUND
                             NEW ENGLAND VALUE FUND
                         SUPPLEMENT DATED AUGUST 1, 1997
   TO NEW ENGLAND STOCK FUNDS CLASSES A, B AND C PROSPECTUS DATED MAY 1, 1997
                 AND NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS
                DATED MAY 1, 1997 (AS SUPPLEMENTED JULY 28, 1997)

THE FOLLOWING INFORMATION SUPPLEMENTS THE SECOND PARAGRAPH IN THE "FUND MANAGEMENT" SECTION:

Carol C. McMurtrie, Tricia H. Mills and (beginning in August 1997) Roderic Dillon are the portfolio managers of the Value Fund. Ms. McMurtrie and Ms. Mills have served in that capacity since 1993. Ms. McMurtrie, Ms. Mills and (beginning in August 1997) Mr. Dillon are also the portfolio managers of the equity portion of the Balanced Fund and are responsible for allocating the assets of the Balanced Fund between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997. The portfolio management team for the fixed-income portion of the Balanced Fund consists of Meri Ann Beck, John Hyll and Barr Segal, who have had portfolio management responsibility for the Fund's fixed-income investments since 1990, 1994 and 1996, respectively. Messrs. Dillon, Hyll and Segal are Vice Presidents of Loomis Sayles. Mr. Hyll has been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Dillon rejoins Loomis Sayles in August 1997 following several years as principal of Dillon Capital Management.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management fees and other items of interest. Investors are advised to read the prospectus carefully before investing.

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NEW ENGLAND FUNDS(R)

Where The Best Minds Meet(R)





-----------------------
 399 Boylston Street
Boston, Massachusetts
        02116
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HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
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